UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 17, 2011

PDF SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

000-31311
(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

333 West San Carlos Street, Suite 700
San Jose, CA 95110
(Address of principal executive offices, with zip code)

(408) 280-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Joy E. Leo’s previously-reported resignation as Executive Vice President, Chief Administration Officer and Acting Chief Financial Officer of PDF Solutions, Inc (the “Company”) was effective June 17, 2011 following a transition of her responsibilities.  As the Acting Chief Financial Officer, Ms. Leo was the Company’s principal financial officer and principal accounting officer.  The Company is actively seeking to fill the Chief Financial Officer position.

On June 18, 2011, the Board of Directors appointed Michael Shahbazian to serve as the Interim Chief Financial Officer (the “Interim CFO”) and Vice President of the Company until the appointment of a replacement Chief Financial Officer, or until further notice.

On June 10, 2011, the Company entered into an offer letter (the “Agreement”) with Mr. Shahbazian for his services as the Interim CFO.  Under the Agreement, Mr. Shahbazian will receive a semi-monthly salary of $11,250.  Pursuant to the Agreement, on June 10, 2011, the Board of Directors approved a grant to Mr. Shahbazian of stock purchase rights under the Company’s 2001 Stock Plan covering 9,000 shares of the Company’s Common Stock (the “RSU”).  The RSU will vest (and shares will be issued) in the following manner:  3,000 shares subject to the RSU shall vest on June 13, 2011; another 3,000 shares subject to the RSU shall vest on July 13, 2011; and the remaining 3,000 shares subject to the RSU shall vest on August 12, 2011, provided that Mr. Shahbazian remains in continuous service with the Company through each such vesting date. The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011.

Mr. Shahbazian, 64, brings more than 30 years of diverse high technology experience, including CFO roles in public and private companies. Prior to joining the Company as Interim CFO, Mr. Shahbazian served as chief financial officer and either senior vice president or vice president at various companies, including Guidewire Software, Inc. from November 2007 to September 2009, Embarcadero Technologies from October 2005 through July 2007, Niku Corporation (acquired by Computer Associates) from January 2003 to August 2005, ANDA Networks, Inc. from November 2000 to November 2002, Inventa Technologies, Inc. from January 2000 to November 2000, and Walker Interactive Systems, Inc. from April 1999 to January 2000.  Prior to these roles, Mr. Shahbazian spent nearly 20 years with Amdahl Corporation in a variety of senior financial positions. Mr. Shahbazian holds a B.S. in Business from California State University, Fresno, and an MBA from the University of Southern California, Los Angeles, California.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)

By:	/s/ Kimon Michaels
Kimon Michaels Vice President, Products and Solutions

Dated:  June 20, 2011

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